Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

Issuer:

First Horizon ABS Trust 2004-HE1

Policy Number:  04030005

Control Number: 0010001

Insured Obligations:

$302,628,000 in principal amount of First Horizon ABS Notes, Series 2004-HE1, Class A (the “Class A Notes”)

Indenture Trustee:

The Bank of New York

Financial Guaranty Insurance Company (“Financial Guaranty”), a New York stock insurance company, subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insurance Policy Draw Amount  (as defined below) to the Indenture Trustee named above or its successor, as trustee for the Holders of the Class A Notes, to the extent set forth in the Sale and Servicing Agreement (as defined below).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement as in effect and executed on the date hereof.

The following terms used herein shall have the meanings assigned to them below:

“Aggregate Investor Interest” for any Payment Date means the amount to be distributed to Noteholders pursuant to Section 5.01(a)(I)(iii) of the Sale and Servicing Agreement pursuant to the terms of the Class A Notes, the Sale and Servicing agreement and the Indenture.

“Available Investor Interest” for any Payment Date means the Class A Interest Collections for such Payment Date remitted to the Indenture Trustee at the close of business on or prior to the second Business Day (or the first Business Day pursuant to Section 3.02(d) of the Sale and Servicing Agreement) preceding such Payment Date that is available to be applied therefor.

“Guaranteed Payment” for any Payment Date means the sum of the amounts set forth in clauses (x) and (y) of the definition of “Insurance Policy Draw Amount”.

“Guaranteed Principal Distribution Amount” means (a) for any Payment Date, other than the Final Maturity Date, the amount, if any, by which the Note Principal Balance (after giving effect to all payments of principal on the Class A Notes on such Payment Date pursuant to the Sale and Servicing Agreement, but without giving effect to payments under this Surety Bond to be made on such Payment Date) exceeds the Invested Amount for such Payment Date, and (b) with respect to the Final Maturity Date, the outstanding Note Principal Balance (after giving effect to all payments of principal on the Class A Notes on such date pursuant to the Sale and Servicing

FORM 9140

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

Agreement.)

“Insurance Policy Draw Amount” for any Payment Date means an amount equal to the sum of:

(x)

the excess of the Aggregate Investor Interest over the Available Investor Interest, plus

(y)

the Guaranteed Principal Distribution Amount; plus

(z)

any Preference Amount to be paid pursuant to the terms hereof on such Payment Date.

“Note Principal Balance”, with respect to any date of determination, is (a) the Original Class A Principal Balance less (b) the aggregate amounts previously distributed as principal to the Noteholders.

“Noteholder” means, as to a particular Class A Note, the person, other than the Issuer, the Seller, the Servicer, the Depositor, the Indenture Trustee, the owner trustee or any subservicer retained by the Servicer, who, on the applicable Payment Date, is entitled under the terms of such Class A Note to a distribution thereon.

“Notice” means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of March 1, 2004, by and among First Tennessee Bank National Association, as Seller and as Servicer, First Horizon Asset Securities, Inc., as Depositor, First Horizon ABS Trust 2004-HE1, as Issuer and The Bank of New York, as Indenture Trustee.

Financial Guaranty will pay a Guaranteed Payment with respect to the Class A Notes out of its own funds by 12:00 noon (New York City Time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following the day on which Financial Guaranty shall have received Notice that a Guaranteed Payment is due in respect of the Class A Notes and (ii) the Payment Date on which the Guaranteed Payment is payable to the Noteholders pursuant to the Sale and Servicing Agreement, for disbursement to the Noteholders in the same manner as other payments with respect to the Class A Notes are required to be made.  Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or

FORM 9140

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Noteholders to receive the amount so paid.  Financial Guaranty’s obligations with respect to the Class A Notes hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the related Guaranteed Payment are received by the Indenture Trustee on behalf of the Noteholders for payment to such Noteholders, as provided in the Sale and Servicing Agreement and the Indenture, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a Noteholder is recoverable and recovered from such Noteholder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a “Final Order”) (such recovered amount, a “Preference Amount”), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Payment Date after the second Business Day following receipt by Financial Guaranty of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Noteholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Noteholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Noteholder, as the case may be.  Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Noteholder directly (unless the Noteholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Noteholder upon proof of such payment reasonably satisfactory to Financial Guaranty).  Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Class A Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

FORM 9140

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.  All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty’s own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium.  The premium on this Surety Bond is not refundable for any reason, including the payment of the Class A Notes prior to its maturity.  This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class A Notes shall have been paid in full and (ii) if any proceeding referenced in the second preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Surety Bond will not cover LIBOR Interest Carryover Amounts nor does this Surety Bond guarantee to the holders of the Class A Notes any particular rate of principal payment.  In addition, this Surety Bond does not cover shortfalls, if any, attributable to the liability of the Issuer or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes).  This Surety Bond also does not cover the failure of the Indenture Trustee to make any payment required under the Indenture to the holder of a Class A Note.

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of Holders of the Class A Notes, all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of “utmost good faith” or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Surety Bond.  Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to First Tennessee Bank National Association, First Horizon Asset Securities, Inc., or FTN Financial Capital Markets, a division of First Tennessee Bank National Association, or any of their affiliates, whether acquired by subrogation, assignment or otherwise.

The monthly premium shall be due and payable as provided in the Sale and Servicing Agreement.

FORM 9140

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

This Surety Bond is subject to and shall be governed by the laws of the State of New York.  The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York.  The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

In the event that payments under any Class A Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class A Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Class A Notes by reason of the redemption of the Class A Notes pursuant to the Sale and Servicing Agreement or the Indenture does not constitute acceleration for the purposes hereof.

FORM 9140

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

_____________________________

President

Authorized Representative

Effective Date:

March 25, 2004

FORM 9140

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

EXHIBIT A

NOTICE OF NONPAYMENT
AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

Attention:

General Counsel

Telephone: (212) 312-3000

Telecopier:  (212) 312-3220

Re:

First Horizon Home Equity Loan Trust 2004-1

Home Equity Loan Asset-Backed Notes, Series 2004-1, Class A (the “Class A Notes”)

Policy No. 04030005 (the “Surety Bond”)

Payment Date:

___________________________

We refer to that certain Sale and Servicing Agreement, dated as of March 1, 2004, by and among First Tennessee Bank National Association, as Seller and as Servicer, First Horizon Asset Securities, Inc., as Depositor, First Horizon Home Equity Loan Trust 2004-1, as Issuer and The Bank of New York, as Indenture Trustee (the “Sale and Servicing Agreement”), relating to the above referenced Class A Notes.  All capitalized terms not otherwise defined herein shall have the same respective meanings assigned to such terms in the Surety Bond and to the extent not defined therein, the Sale and Servicing Agreement as in effect and executed on the date of the issuance of the Surety Bond.

(a)

Based upon the Servicing Certificate for the Payment Date identified above, the Indenture Trustee has determined under the Sale and Servicing Agreement that in respect of such Payment Date:

(i)

the Aggregate Investor Interest due and owing is $____________;

(ii)

the Available Investor Interest is $____________;

FORM 9140

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Surety Bond

(iii)

The Guaranteed Principal Distribution Amount with respect to the Class A Notes due and owing is $______________;

Please be advised that a Guaranteed Payment is due for the Payment Date identified above for the Class A Notes in the amount of $__________.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.  The Preference Amount is $______________.]

Accordingly, pursuant to the Sale and Servicing Agreement, this statement constitutes a notice for payment of an Insurance Policy Draw Amount in the amount of $_______________ under the Surety Bond.

(b)

No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

The amount requested in this Notice should be paid to:  [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this _____ day of ______________________.

_________________________________________,

as Indenture Trustee

By:

___________________________________

Title:

___________________________________

FORM 9140